                                                             Exhibit 99.3

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     In connection  with the  accompanying  Annual Report on  Form 10-K  of
Selkirk Cogen Funding  Corporation  for the year ended  December 31, 2002, I, P.
Chrisman Iribe,  President of Selkirk Cogen Funding Corporation,  hereby certify pursuant to 18 U.S.C.  §  1350,  as adopted  pursuant to §  906 of the
Sarbanes-Oxley  Act of  2002,  to the best of my  knowledge  and  belief,  that:

(1)   such Annual  Report on  Form 10-K  for the year ended  December 31, 2002 fully  complies with the  requirements  of section 13(a) or 15(d) of the
      Securities Exchange Act of 1934; and

(2)   the  information  contained in such Annual  Report on Form 10-K  for the
      year  ended  December  31,  2002,  fairly  presents,   in  all  material
      respects,  the financial  condition and results of operations of Selkirk
      Cogen Funding Corporation.

March 28, 2003                               /s/ P. CHRISMAN IRIBE
                                             ---------------------------
                                             P. Chrisman Iribe
                                             President
                                             Selkirk Cogen Funding Corporation